Exhibit 10.22(c) CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. FIRST AMENDMENT TO ECONOMICS AGREEMENT THIS FIRST AMENDMENT TO ECONOMICS AGREEMENT (this “Amendment”) is made as of December 31, 2020 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Synovus Bank, a Georgia state-chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Economics Agreement (as defined herein). WITNESSETH: WHEREAS, Lender and Servicer have previously entered into that certain Economics Agreement dated as of May 27, 2020 (the “Economics Agreement”); WHEREAS, Lender and Servicer desire to amend the Economics Agreement as set forth herein; NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows: 1. Effective as of the Effective Date, the Economics Agreement is hereby amended as follows: a. Section 2.01(g) of the Economics Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof: “(g) [*****]” b. Section 3.03 of the Economics Agreement is hereby amended by adding the following as a new subsection (g) therein immediately after subsection (f) therein: “(g) [*****]” 2. Except as expressly amended hereby, the Economics Agreement shall remain in full force and effect. 3. This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document. [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written. SERVICER: GREENSKY, LLC By: /s/ Timothy D. Kaliban Name: Timothy D. Kaliban Title: President LENDER: SYNOVUS BANK By: /s/ Christopher Pyle Name: Christopher Pyle Title: Group Executive